SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2005
Blair Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00878	25-0691670
(State or other Jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation)

220 Hickory Street, Warren, Pennsylvania	16366-0001
(Address of Principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (814) 723-3600
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On November 4, 2005, Blair Corporation (the “Company” or “Blair”), Blair Factoring Company (“BFC”), a wholly-owned subsidiary of Blair and JLB Service Bank (“JLB”), the private label credit subsidiary of Blair, announced the completion of the sale of Blair’s credit operations to World Financial Capital Bank (“WFCB”), a wholly owned subsidiary of Alliance Data Systems Corporation (“Alliance”) for approximately $166 million. The transaction will result in an estimated gain of $30.7 million, which includes the elimination of the allowance for doubtful accounts of $24.3 million and is net of related costs of $3 million. Blair and WFCB have also formed a long-term marketing and servicing alliance under a Private Label Credit Program Agreement (the “Program Agreement”) having a term of ten (10) years. The Program Agreement has renewal provisions that require the mutual consent of the Company and WFCB. A copy of the press release announcing the closing of the transaction is filed with this report as Exhibit 99.1 and is incorporated herein by reference.
Item 2.05 Costs Associated with Exit or Disposal Activities.
     On April 26, 2005, Blair committed to the disposition of its credit portfolio, which disposition was completed on November 4, 2005 as described in more detail above under Item 2.01. In connection with the disposition of the credit portfolio, as of the date hereof the Company estimates that it will incur costs of $600,000 in severance benefits, $2.8 million in connection with the integration of its and WFCB’s information technology systems (to support the processing of future credit sales under the Program Agreement), and $1.65 million in other associated costs. The Company has reserved an additional $750,000 for possible future cash expenditures to cover any adjustments that may be required under the purchase price adjustment provisions of the Purchase, Sale and Servicing Transfer Agreement with WFCB. In total, the Company estimates it will incur $5.8 million of costs in connection with the disposition of the credit portfolio (which estimate presumes the expenditure of the entire $750,000 reserve for purchase price adjustments). Approximately $3 million of these costs will be expensed in 2005 and the remaining costs will be amortized over the ten-year period in which credit sales will be processed by Alliance.
Item 8.01 Other Events.
     On November 8, 2005, Blair announced the declaration of a one-time special dividend on the Company’s outstanding shares of common stock in the amount of $00.15 per share, payable December 15, 2005 to stockholders of record as of November 15, 2005. A copy of the press release announcing declaration of the special dividend is filed with this report as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
     The following Unaudited Pro Forma Condensed Consolidated Financial Information gives effect to the sale of the Company’s, and its wholly owned subsidiaries, BFC and JLB, private label credit business and the entering into a long-term marketing and servicing alliance (the “Transaction”) with WFCB. The Unaudited Pro Forma Condensed Consolidated Balance Sheet Information is derived from the unaudited consolidated balance sheet of the Company as of September 30, 2005 and assumes the Transaction was consummated on September 30, 2005 (as of the last day of the nine-month period ended September 30, 2005). The Unaudited Pro Forma Consolidated Statements of Operations Information gives effect to the disposition of the private label credit business for the nine-month period ended

September 30, 2005 and for the fiscal year ended December 31, 2004 as if the disposition occurred on the first day of the Company’s fiscal period or year.
     The Unaudited Pro Forma Condensed Consolidated Financial Information is presented for illustrative purposes only, and therefore is not necessarily indicative of the operating results and financial position that might have been achieved had the transaction occurred as of an earlier date, nor is the information necessarily indicative of operating results and financial position that may occur in the future.
     The Unaudited Pro Forma Condensed Consolidated Financial Information reflects the use of the net cash proceeds from the Transaction on the Company’s ongoing results of operations and its future financial position. The Company anticipates that the net cash proceeds from the Transaction will be used to reduce outstanding debt and for other general corporate purposes.
     Under the long-term marketing and servicing alliance, WFCB will provide a range of services, including marketing support and customer care, to the Company’s customers. Under the Program Agreement, the Company will receive certain monetary benefits arising from future credit sales.
     The Unaudited Pro Forma Condensed Consolidated Financial Information should be read in conjunction with the historical consolidated financial statements and notes thereto in: (1) the Annual Report on Form 10-K for the year ended December 31, 2004; and (2) the Quarterly Reports on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005.
Forward-looking Statements
     This report contains certain “forward-looking statements” within the definition of federal securities laws. Statements made in this report regarding the Company’s anticipated use of proceeds from the Transaction and the anticipated sharing of income under the long-term marketing and servicing alliance are forward-looking statements. The Company cautions that forward-looking statements, as such term is defined in the Private Securities Litigation Reform Act of 1995, contained in this report are based on estimates, projections, beliefs and assumptions of management at the time of such statements and are not guarantees of future performance. The Company disclaims any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise. Forward-looking statements of the Company involve risks and uncertainties and are subject to change based on various important factors. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements made by the Company and its management as a result of a number of risks, uncertainties and assumptions. Representative examples of those factors (without limitations) include general retail industry conditions and macro-economic conditions; economic and weather conditions for regions in which the Company’s stores are located and the effect of these factors on the buying patterns of the Company’s customers; the performance of the related credit card portfolio and the resulting effect on the income shared under the long-term marketing and servicing alliance; the impact of competitive pressures in the department store industry and other retail channels including specialty, off-price, discount, internet, and mail-order retailers; potential disruption from terrorist activity; world conflict and the possible impact on consumer spending patterns; and other economic and demographic changes of similar or dissimilar nature.

Unaudited Pro Forma Condensed Consolidated Balance Sheet Information
As of September 30, 2005

							As Adjusted
	September 30, 2005			As Adjusted		Sale of	for the
	As Originally		Tender Offer	for the		Portfolio	Tender Offer and
	Disclosed		Adjustments	Tender Offer		Adjustments	Portfolio Sale
Assets
Current Assets:
Cash and cash equivalents	$16,898,044	(A)	$(2,431,215)	$14,466,829	(E)	$22,464,396	$36,931,225
Customer accounts receivable,	158,955,020		—	158,955,020	(F)	(156,038,972)	2,916,048
less allowances for doubtful accounts and returns of $29,008,652	(29,008,652)		—	(29,008,652)	(G)	28,875,116	(133,536)
Inventories:
Merchandise	74,658,371		—	74,658,371		—	74,658,371
Advertising and shipping supplies	19,169,769		—	19,169,769		—	19,169,769

	93,828,140		—	93,828,140		—	93,828,140
Deferred income taxes	6,659,000		—	6,659,000	(H)	(6,659,000)	—
Prepaid and refundable federal and state taxes	306,296		—	306,296	(I)	(306,296)	—
Prepaid expenses	2,673,884		—	2,673,884		—	2,673,884

Total current assets	250,311,732		(2,431,215)	247,880,517		(111,664,756)	136,215,761

Property, plant and equipment:
Land	1,142,144		—	1,142,144		—	1,142,144
Buildings and leasehold improvements	66,820,222		—	66,820,222		—	66,820,222
Equipment	72,470,311		—	72,470,311	(J)	636,118	73,106,429
Construction on progress	5,331,039		—	5,331,039		—	5,331,039

	145,763,716		—	145,763,716		636,118	146,399,834
Less allowances for depreciation	96,905,520		—	96,905,520	(J)	210,163	97,115,683

	48,858,196		—	48,858,196		425,955	49,284,151

Trademark	361,738		—	361,738		—	361,738
Other long-term assets	1,623,833	(B)	(460,193)	1,163,640	(B)	(757,088)	406,552

Total Assets	$301,155,499		$(2,891,408)	$298,264,091		$(111,995,889)	$186,268,202

Unaudited Pro Forma Condensed Consolidated Balance Sheet Information
As of September 30, 2005

							As Adjusted
	September 30, 2005			As Adjusted		Sale of	for the
	As Originally		Tender Offer	for the		Portfolio	Tender Offer and
	Disclosed		Adjustments	Tender Offer		Adjustments	Portfolio Sale
Liabilities and Stockholders’ Equity
Current Liabilities:
Notes Payable	$143,000,000		$—	$143,000,000	(K)	$(143,000,000)	$—
Trade accounts payable	30,900,098		—	30,900,098		—	30,900,098
Advance payments from customers	3,171,955		—	3,171,955		—	3,171,955
Allowance for returns	—		—	—	(L)	4,614,000	4,614,000
Accrued expenses	18,195,397		—	18,195,397	(M)	1,658,856	19,854,253
Accrued federal and state taxes	—	(C)	(174,873)	(174,873)	(N)	3,173,539	2,998,666
Deferred income taxes	—			—	(O)	2,560,224	2,560,224
Current portion of capital lease obligations	18,144		—	18,144		—	18,144

Total current liabilities	195,285,594		(174,873)	195,110,721		(130,993,381)	64,117,340

Capital lease obligations, less current portion	21,294		—	21,294		—	21,294

Deferred income taxes	1,924,000		—	1,924,000		—	1,924,000

Other long term liability	814,542		—	814,542		—	814,542

Stockholders’ equity:
Common stock without par value:
Authorized 12,000,000 shares issued 10,075,440 shares (including shares held in treasury) — stated value	419,810		—	419,810		—	419,810
Additional paid-in capital	13,478,759		—	13,478,759		—	13,478,759
Retained earnings	311,724,442	(D)	(2,716,535)	309,007,907	(D)	18,997,492	328,005,399
Accumulated other comprehensive loss	(71,061)		—	(71,061)		—	(71,061)

	325,551,950		(2,716,535)	322,835,415		18,997,492	341,832,907
Less 6,138,712 shares of common stock in treasury — at cost	221,768,448		—	221,768,448		—	221,768,448
Less receivable and deferred compensation from stock plans	673,433		—	673,433		—	673,433

Total stockholders’ equity	103,110,069		(2,716,535)	100,393,534		18,997,492	119,391,026

Total liabilities and stockholders’ equity	$301,155,499		$(2,891,408)	$298,264,091		$(111,995,889)	$186,268,202

A)	Record payment of interest expense associated with the tender offer debt for the period prior to the actual debt incurrence.

B)	Reflect the capitalization of professional fees, net of accumulated amortization, to execute the tender offer financing.

C)	Reflect the tax effect of professional fees amortized to execute the tender offer financing.

D)	Total net income adjustments reflected on the Pro Forma Consolidated Income Statement for the nine months ended September 30, 2005.

E)	Reflect repayment of debt incurred to execute the tender offer and satisfy the securitization of $143,000,000, and the following adjustments related to the portfolio sale: record gross proceeds of $165,447,353; payment of information services capitalized costs to support the transfer of future credit sales to ADS of $636,116, eliminate variable general and administrative expenses of $5,204,982 related to the credit processing and administration of the receivable portfolio, record fees of $756,851 associated with the processing of future credit sales, eliminate finance charge revenues of $17,547,340, eliminate provision for doubtful accounts of $6,726,743, eliminate interest expense and loan origination fees associated with the tender offer debt of $2,917,458 and $2,375,185, respectively and record interest income on surplus cash generated from the sale of the credit portfolio of $219,280.

F)	Eliminate customer accounts receivable.

G)	Eliminate the allowance for doubtful accounts of $24,261,116 and reclassify the allowance for returns to current liabilities of $4,614,000.

H)	Record change in deferred income taxes related to the sale of the receivable portfolio.

I)	Reclassify prepaid and refundable federal and state taxes to accrued federal and state taxes.

J)	Reflect the capitalization of information services capitalized costs to support the transfer of future credit sales to ADS and related accumulated amortization.

K)	Reflect the repayment of debt incurred to execute the tender offer and use of proceeds from the credit portfolio sale.

L)	Reclassify the allowance for returns to current liabilities.

M)	To accrue expenses associated with the closing of the sale of the credit portfolio.

N)	Net adjustment to reclassify prepaid and refundable federal and state taxes of $306,296 to accrued federal and state taxes and record the currently payable taxes on the following: the gain attributable to the receivable portfolio sale of $2,944,820, professional fees to execute the tender offer financing of $614,877 less the amortization of information services capitalized costs to support the transfer of future credit sales to ADS of $79,862.

O)	Reclassify deferred income taxes to current liabilities.

Unaudited Pro Forma Consolidated Statement of Operations Information
For the Nine Months Ended September 30, 2005

							As Adjusted
	September 30, 2005			As Adjusted		Sale of	for the
	As Originally		Tender Offer	for the		Portfolio	Tender Offer and
	Disclosed		Adjustments	Tender Offer		Adjustments	Portfolio Sale

Net sales	$326,499,410		$—	$326,499,410		$—	$326,499,410
Other revenue	31,814,077		—	31,814,077	(C)	(27,081,434)	4,732,643

	358,313,487		—	358,313,487		(27,081,434)	331,232,053

Cost and expenses:
Cost of goods sold	150,113,495		—	150,113,495		—	150,113,495
Advertising	84,523,176		—	84,523,176		—	84,523,176
General and administrative	100,656,767	(A)	460,193	101,116,960	(D)	(11,155,224)	89,961,736
Provision for doubtful accounts	10,196,089		—	10,196,089	(E)	(10,849,586)	(653,497)
Interest (income) expense, net	104,479	(B)	3,921,315	4,025,794	(F)	(5,059,256)	(1,033,462)
Gain on sale of receivables portfolio	—		—	—	(G)	(30,658,484)	(30,658,484)
Other expense, net	(189,400)		—	(189,400)		—	(189,400)

	345,404,606		4,381,508	349,786,114		(57,722,550)	292,063,564

Income before income taxes	12,908,881		(4,381,508)	8,527,373		30,641,116	39,168,489

Income taxes	4,779,000	(H)	(1,664,973)	3,114,027	(H)	11,643,624	14,757,651

Net income	$8,129,881		$(2,716,535)	$5,413,346		$18,997,492	$24,410,838

Basic earnings per share based on weighted average shares outstanding	$1.09			$1.42		(I)	$6.41

Basic weighted average shares outstanding	7,476,121			3,809,455			3,809,455

Diluted earnings per share based on weighted average shares outstanding and assumed conversions	$1.07			$1.38		(I)	$6.20

Diluted weighted average shares outstanding	7,601,769			3,935,102			3,935,102

Notes to the Pro Forma Consolidated Statement of Income
For the nine months ended September 30, 2005

A)	Reflect amortization of professional fees incurred to execute the tender offer financing.

B)	Record interest expense associated with the debt incurred to execute the tender offer for the period prior to the actual debt incurrence.

C)	Record fees of $1,220,727 associated with the processing of future credit sales and to eliminate finance charge revenue of $28,302,161, as a result of the accounts receivable portfolio sale.

D)	Eliminate variable general and administrative expense of $8,395,133 related to the credit processing and administration of the receivable portfolio, eliminate the professional fees amortized to execute the tender offer financing of $1,618,097, reclass expenses associated with the sale of the credit portfolio from general and administrative expenses to the gain on the sale of $1,352,157 less amortization of information services capitalized costs to support the transfer of future credit sales to ADS of $210,163.

E)	Eliminate the provision for doubtful accounts related to the receivable portfolio sale.

F)	Eliminate interest expense associated with the tender offer debt of $4,705,578 and to record interest income on surplus cash generated from the sale of the credit portfolio of $353,678.

G)	Record the gain on sale of accounts receivable portfolio.

H)	Record tax effect of adjustments using an estimated effective rate of 38%

I)	Earnings per share without the one time gain associated with the sale of the credit portfolio would be $1.42 (basic) and $1.37 (diluted)

Unaudited Pro Forma Consolidated Statement of Operations Information
For the Year Ended December 31, 2004

							As Adjusted
	December 31, 2004			As Adjusted		Sale of	for the
	As Originally		Tender Offer	for the		Portfolio	Tender Offer and
	Disclosed		Adjustments	Tender Offer		Adjustments	Portfolio Sale

Net sales	$496,120,207		$—	$496,120,207		$—	$496,120,207
Other revenue	44,714,912		—	44,714,912	(C)	(35,959,277)	8,755,635

	540,835,119		—	540,835,119		(35,959,277)	504,875,842

Cost and expenses:
Cost of goods sold	234,972,079		—	234,972,079		—	234,972,079
Advertising	128,324,650		—	128,324,650		—	128,324,650
General and administrative	131,408,753	(A)	2,088,854	133,497,607	(D)	(12,575,922)	120,921,685
Provision for doubtful accounts	22,664,048		—	22,664,048	(E)	(20,518,003)	2,146,045
Interest (income) expense, net	(122,757)	(B)	6,274,100	6,151,343	(F)	(6,745,671)	(594,328)
Gain on sale of receivables portfolio	—		—	—	(G)	(30,658,484)	(30,658,484)
Other expense, net	221,699		—	221,699		—	221,699

	517,468,472		8,362,954	525,831,426		(70,498,080)	455,333,346

Income before income taxes	23,366,647		(8,362,954)	15,003,693		34,538,803	49,542,496

Income taxes	8,498,000	(H)	(3,177,922)	5,320,078	(H)	13,124,745	18,444,823

Net income	$14,868,647		$(5,185,032)	$9,683,615		$21,414,058	$31,097,673

Basic earnings per share based on weighted average shares outstanding	$1.83			$2.61		(I)	$8.39

Basic weighted average shares outstanding	8,107,575			3,707,575			3,707,575

Diluted earnings per share based on weighted average shares outstanding and assumed conversions	$1.80			$2.52		(I)	$8.10

Diluted weighted average shares outstanding	8,241,515			3,841,515			3,841,515

Notes to the Pro Forma Consolidated Statement of Income
For the year ended December 31, 2004

A)	Reflect amortization of professional fees incurred to execute the tender offer financing of $1,662,629, and compensation expense associated with the Company’s decision to repurchase stock acquired by an employee under its stock option award program of $426,224. The amount of expense is based on the number of shares tendered multiplied by the difference between the option exercise price and the $42 tender offer price. The option exercise price of shares eligible to be tendered ranged from $17.10 to $23.60.

B)	Record interest expense associated with the debt incurred to execute the tender offer.

C)	Record fees of $2,039,706 associated with the processing of future credit sales less the elimination of finance charge interest income of $37,998,983, as a result of the accounts receivable portfolio sale.

D)	Record amortization of information services capitalized costs to support the transfer of future credit sales to ADS of $280,217, eliminate variable general and administrative expense of $11,193,510 related to the credit processing and administration of the receivable portfolio, and eliminate the professional fees amortized to execute the tender offer financing of $1,662,629 as debt would be paid off on a proforma basis.

E)	Eliminate the historical provision for doubtful accounts related to the receivable portfolio.

F)	Eliminate interest expense associated with the tender offer debt of $6,274,100 as debt would be paid off on a proforma basis and to record interest income on surplus cash generated from the sale of the credit portfolio of $471,571.

G)	Record the gain on sale of accounts receivable portfolio.

H)	Record tax effect of ajustments using an estimated effective rate of 38%

I)	Earnings per share without the one time gain associated with the sale of the credit portfolio would be $3.26 (basic) and $3.15 (diluted).

(c)	Exhibits
Exhibit 99.1 Press Release dated November 7, 2005.
Exhibit 99.2 Press Release dated November 8, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2005	BLAIR CORPORATION

	By:	/s/ John E. Zawacki

John E. Zawacki
President and Chief Executive Officer

	By:	/s/ Lawrence J. Pitorak

Lawrence J. Pitorak
Interim Chief Financial Officer